                       SECURITIES AND EXCHANGE COMMISSION

                                   FORM 8-K/A

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



DATE  OF  REPORT
(DATE  OF  EARLIEST  EVENT  REPORTED):      August  5,  2002
                                           -----------------

                       VITAFORT INTERNATIONAL CORPORATION
                       ----------------------------------
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            Delaware                0-18438              68-0110509
------------------------------------------------------------------------
(STATE  OR  OTHER  JURISDICTION  (COMMISSION         (IRS  EMPLOYER
      OF  INCORPORATION)         FILE  NUMBER)      IDENTIFICATION  NO.)



1925  Century  Park  East,  5th  Floor,  Los  Angeles,  California    90067
-----------------------------------------------------------------------------
(ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)                      (ZIP CODE)


                                 (310) 364-3977
                            ------------------------
                         REGISTRANT'S TELEPHONE NUMBER,
                               INCLUDING AREA CODE

                                 Not Applicable
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.
------------------------------------------------------------

On August 5, 2002, the Board of Directors of Vitafort International Corporation (the "Company") authorized and approved the dismissal of Merdinger Fruchter Rosen & Company, LLC ("MFRC") as the Company's independent accountants. On September 9, 2002 the Company notified MFRC of the dismissal.

During the Company's two (2) most recent fiscal years and any subsequent interim period preceding the dismissal, the Company has had no disagreements with MFRC on any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure.

No  accountant's  report  on the financial statements for either of the past two
(2) years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for the following going concern qualification:

"The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. Since its inception, the Company has suffered recurring losses from operations. Also, in the first quarter ending March 31, 2002, the Company became a minority owner of its subsidiary HP.com. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management is attempting to raise additional capital to meet future financial obligations, but may not be able to do so. Should the Company not be able to raise additional capital, it may have to severely curtail operations. The consolidated financial statements do not include any adjustments that may be necessary if the Company is unable to continue as a going concern."

The Company has appointed Stonefield Josephson, Inc. as its new independent accountants effective August 5, 2002.

On September 9, 2002, the Company provided MFRC with a copy of a draft of this Form 8-K and requested that it furnish a letter to the Company, addressed to the Securities and Exchange Commission, stating that it agreed with the statements made herein or the reasons why it disagreed. The Company received a letter from MFRC dated September 11, 2002 and received September 17, 2002, stating that it agreed with the statements contained herein. This letter is being filed as an exhibit to this current report on Form 8-K.



ITEM  7.  FINANCIAL  STATEMENTS,  PRO-FORMA  FINANCIAL INFORMATION AND EXHIBITS.
--------------------------------------------------------------------------------

(A)  FINANCIAL  STATEMENTS  OF  BUSINESS  TO  BE  ACQUIRED.   Not  applicable.

(B)  PRO-FORMA  FINANCIAL  INFORMATION.   Not  required.

(C)  EXHIBITS.

16.1 Letter on change of certifying accountant pursuant to Regulation S-B Section 304(a)(3). (Filed herewith.)

                                        2

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              VITAFORT  INTERNATIONAL  CORPORATION



                               By:  /s/  Mel  Beychok
                                    ----------------------
                                    Mel  Beychok
                                    Chief  Executive  Officer


                               By:  /s/  Valerie  A.  Broadbent
                                    -----------------------------------
                                    Valerie  A.  Broadbent
                                    President  and  Chief  Financial  Officer



Dated:  September  18,  2002


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